                                                                  EXHIBIT 10(cc)





            STOCK OPTION AGREEMENT made as of the 7th day of

September 2001, by and between CANTEL MEDICAL CORP., a Delaware corporation with principal offices located at 150 Clove Road, Little Falls, New Jersey, 07424 (the "Company"), and FRED L. SHAPIRO, M.D., 3490 Fairway Lane, Minnetonka, Minnesota 55305 (the "Optionee").

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            The Optionee is presently a director of the Company and is hereby granted an option to purchase shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), on the terms and conditions set forth below.

              NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company hereby grants the Optionee the option to acquire shares of the Common Stock of the Company upon the following terms and conditions:

            1.  GRANT OF OPTION.

               (a) The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 10,000 shares of Common Stock (the "Shares"), to be issued upon the exercise hereof, fully paid and non-assessable, during the following periods:

         (i) 3,334 Shares may be purchased commencing September 7 2001; (ii) an additional 3,333 Shares may be purchased commencing September 7, 2002; and (iii) an additional 3,333 Shares may be purchased commencing September 7, 2003.

              (b)  The Option granted hereby shall expire and

terminate at 5:00 p.m. local time in New York, New York on September 6, 2006 (the "Expiration Date") at which time the Optionee shall have no further right to purchase any Shares not then purchased.

              2. EXERCISE PRICE. The exercise price of the Option shall be $18.49 per Share, and shall be payable in cash or by certified check; provided, however, that in lieu of payment in full in cash or by such check, the exercise price (or balance thereof) may be paid in full or in part by the delivery and transfer to the Company of Common Stock already owned by the Optionee and having a fair market value (as determined by the Board of Directors in its absolute discretion) equal to the cash exercise price (or balance thereof) for the number of Shares as to which the Option is being exercised. The Company shall pay all original issue or transfer taxes on the exercise of the Option.

              3. EXERCISE OF OPTION. The Optionee shall notify the Company by registered or certified mail, return receipt requested, addressed to its principal office, as to the number of Shares which he desires to purchase under the Option, which notice shall be accompanied by payment of the Option exercise price therefor as specified in Paragraph 2 above. As soon as practicable after the receipt of such notice, the Company shall, at its principal office or another mutually convenient location, tender to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee hereunder.

            4. CONDITIONS OF EXERCISE. The Optionee (or his legal representative following the death of the Optionee) shall have the right to exercise the Option only while the Optionee is a director of the Company; provided, however, the Option may be exercised at any time within three (3) months after the date the Optionee ceases to be a director, but only to the extent that it was exercisable upon such date of termination and in no event after the Expiration Date.

              5. NON-ASSIGNABILITY OF OPTION. The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the Option herein granted or any interest therein, otherwise than by will or the laws of descent and distribution and, except as provided in Paragraph 4 hereof, the Option shall be exercisable only by the Optionee.

              6. THE SHARES AS INVESTMENT. By accepting the Option, the Optionee agrees for himself, his heirs and legatees that any and all Shares purchased upon the exercise thereof shall be acquired for investment and not for distribution, and upon the issuance of any or all of the Shares subject to the Option, the Optionee, or his heirs or legatees receiving such Shares, shall deliver to the Company a representation in writing that such Shares are being acquired in good faith for investment and not for distribution. The Company may place a "stop transfer" order with respect to such Shares with its transfer agent and may place an appropriate restrictive legend on the certificate(s) evidencing such Shares.

        7. RESTRICTION OF ISSUANCE OF SHARES. The Optionee shall, if so requested by the Company, represent and agree, in writing and in such form as the Company shall determine, that any securities purchased by the Optionee upon the exercise of this Option are being purchased for investment and not with a view to the distribution thereof, and shall make such other or additional representations and agreements and furnish such information as the Company may in its reasonable discretion deem necessary or desirable to assure compliance by the Company, on terms acceptable to the Company, with provisions of the Securities Act of 1933 and any other applicable legal requirements. If at any time the Company shall reasonably determine that the listing, registration or qualification of the Shares subject to this Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, are necessary or desirable in connection with the issuance or purchase of the Shares subject thereto, this Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Optionee shall have no rights against the Company if this Option is not exercisable by virtue of the foregoing provision. The certificate representing any securities issued pursuant to the exercise of this Option may, at the discretion of the Company, bear a legend in substantially the following form:

                            "The securities represented by this
                  certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be pledged or hypothecated and may not be sold or transferred in the absence of an effective Registration Statement for the securities under the Securities Act of 1933 or an opinion of counsel to the Company that registration is not required under said Act. In the event that a Registration Statement becomes effective covering the securities or counsel to the Company delivers a written opinion that registration is not required under said Act, this certificate may be exchanged for a certificate free from this legend."

              8.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                 (a) In the event of changes in the outstanding Shares by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combination, exchanges of shares, separations, reorganizations, liquidations and the like, the number and class of Shares or the amount of cash or other assets or securities available upon the exercise of the Option and the exercise price thereof shall be correspondingly adjusted by the Company, to the end that the Optionee's proportionate interest in the Company, any successor thereto or in the cash, assets or other securities into which shares are converted or exchanged shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event.

                  (b) Any adjustment in the number of Shares shall apply proportionately to only the then unexercised portion of the Option. If fractional Shares would result from any such adjustment, the adjustment shall be revised to the next higher whole number.

                  (c) In case the Company is merged or consolidated with another corporation, or the property or shares of the Company are acquired by another corporation, or the Optionee is discharged other than for cause, the exercise schedule set forth in paragraph 1 above shall be waived and all options for the entire 10,000 shares of the Company's Common Stock shall be immediately exercisable by the Optionee pursuant to paragraph 3 above.

                  For purposes of this paragraph (c), merger or consolidation with another corporation or acquisition by another corporation shall be defined as the acquisition by another corporation of more than forty percent (40%) of any of the then outstanding stock, voting power, or assets of the Company.



           9. NO RIGHTS AS SHAREHOLDERS. The Optionee shall have no rights as a shareholder in respect of the Shares as to which the

Option shall not have been exercised and payment made as herein provided.

          10. BINDING EFFECT. Except as herein otherwise expressly provided, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives and assigns.

          11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed wholly within the State of New Jersey.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.



                                       CANTEL MEDICAL CORP.

                                   By: /s/ James P. Reilly
                                      -------------------------------
                                           James P. Reilly, President


                                       /s/ Fred L. Shapiro, M.D.
                                      -------------------------------
                                        Fred L. Shapiro, M.D.